UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number       811-22185

IndexIQ Trust

(Exact name of registrant as specified in charter)

51 Madison Avenue, 4th Floor

New York, NY 10010

(Address of principal executive offices) (Zip code)

Kirk C. Lehneis
IndexIQ Advisors LLC
51 Madison Avenue, 4th Floor

New York, NY 10010

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-888-474-7725

Date of fiscal year end: April 30

Date of reporting period: April 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

IndexIQ Trust ANNUAL REPORT | APRIL 30, 2018 IQ Hedge Multi-Strategy Plus Fund

The investment return and value of the Fund’s shares will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus and the statement of additional information include this and other relevant information about the Funds and are available by visiting nylinvestments.com/etfs or by calling 1-877-474-6339. Read the prospectus carefully before investing. The Funds performance that is current to the most recent month-end is available by visiting nylinvestments.com/etfs or by calling 1-877-474-6339. You may obtain a description of the IndexIQ Trust proxy voting, policies, procedures and information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ending June 30 (available by August 31) without charge, upon request, by calling 1-877-474-6339 or by accessing the SEC’s website at sec.gov. Such reports may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund files its complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q is available on the Commission’s web site at sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. IndexIQ® and IQ® are registered service marks of New York Life Insurance Company. New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, New York 10010, provides investment advisory products and services. IndexIQ® is an indirect wholly owned subsidiary of New York Life Investment Management Holdings LLC. ALPS Distributors, Inc. (ALPS) is the principal underwriter of the ETFs, and NYLIFE Distributors LLC is a distributor of the ETFs and the principal underwriter of the IQ Hedge Multi-Strategy Plus Fund. NYLIFE Distributors LLC is located at 30 Hudson Street, Jersey City, NJ 07302. ALPS Distributors, Inc. is not affiliated with NYLIFE Distributors LLC. NYLIFE Distributors LLC is a Member FINRA/SIPC.

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Shareholder Letter (unaudited)

Dear Shareholder:

We are pleased to present you with this annual report for IQ Hedge Multi-Strategy Plus Fund for the 12 months ended April 30, 2018.

During the annual period ended April 30, 2018, we are excited to have enhanced IndexIQ’s product line-up with the introduction of two new ETFs within the IndexIQ ETF Trust, the first domestic equity-focused additions to IndexIQ’s family of factor-based investment solutions. We also launched the IndexIQ Active ETF Trust, which combines the best elements of both ETFs and mutual funds to provide exposure to municipal bonds in a transparent, low-cost and liquid structure, utilizing an active approach that enables its managers to apply their research and trading expertise in the search for added value and to react to changing market conditions in a timely manner.

While the introduction of these new innovative ETF solutions has been most rewarding, it was a positive but challenging annual period for shareholders of the IQ Hedge Multi-Strategy Plus Fund and for many ETF shareholders, as volatility re-entered the markets and several macroeconomic and geopolitical events dominated the headlines. In the U.S., short-term interest rates rose in response to signs of inflation, better economic growth and a tightening labor market. With the increase in short-term interest rates, the U.S. Treasury yield curve, or spectrum of maturities, showed signs of shifting and flattening, affecting the prices of fixed income instruments. In particular, the rising rate environment put some downward pressure on investment grade corporate bonds. Still, the high yield segment of the fixed income market performed positively, with high yield credit spreads trading at historical lows.

The Eurozone and Japan continued to operate in a low interest rate environment, providing some tailwinds to the global equity markets compared to that of the U.S. Although the U.S. equity markets underperformed both international developed and emerging markets equity markets, the S&P 500 Index managed to perform positively in 10 of the 12 months ended April 30, 2018. That said, volatility also increased dramatically, especially in the last three months of the annual period, with the VIX, a measure of volatility, touching the highest level it has been since August 2015.

The Federal Reserve (the Fed) raised short-term interest rates three times during the annual period—in June and December 2017 and in March 2018. While the Fed continued to monitor inflation to inform its policy decisions, commodities, which tend to correlate with inflation, performed positively during the annual period. Oil prices especially surged during the 12 months to approach $70 per barrel. Moving inversely with commodity prices, the U.S. dollar experienced weakness during the annual period, depreciating versus a basket of developed market currencies.

Geopolitical factors made their presence felt on the markets as well. With concerns about North Korea, trade tariffs, economic sanctions’ impact and passage of the U.S. Tax Cuts and Jobs Act, the markets reacted in response to events from Washington, D.C.

On the following pages, you will find a detailed discussion of the key factors influencing performance of the IQ Hedge Multi-Strategy Plus Fund during the annual period. You will also find a schedule of investments and financial statements.

We thank you for choosing the IQ Hedge Multi-Strategy Plus Fund, and we honor the responsibility you have placed on us. For more information on the IQ Hedge Multi-Strategy Plus Fund or our broad array of alternative investment solutions, please visit us at nylinvestment.com/etfs or call us at 888-474-7725.

Kirk C. Lehneis
President

Registered Representative of NYLIFE Distributors LLC

Management’s Discussion of Fund Performance (unaudited)

How did IQ Hedge Multi-Strategy Plus Fund perform during the 12 months ended April 30, 2018 (the “reporting period”)?

Excluding all sales charges, IQ Hedge Multi-Strategy Plus Fund returned 3.60% for Class A shares for the 12 months ended April 30, 2018. Over the same period, the Fund returned 3.77% for Class I shares. To compare, the Fund’s Underlying Index, the IQ Hedge Multi-Strategy Plus Index1 returned 5.67% for the same time period. The S&P 500® Index and the HFRI Fund of Funds Composite Index1 returned 12.60% and 5.86%, respectively, for the same period.

What factors affected the Fund’s performance during the reporting period?

The Fund’s long positions in international equities, BRIC equities, U.S. large cap core equities and U.S. large cap growth equities, via underlying ETFs, were the primary positive contributors to returns during the reporting period.

From an allocation perspective, fixed income was the largest allocated asset class within the Fund, and this allocation generated modest gains, with most of the fixed income performance coming from convertible bonds, via underlying ETFs.

However, these positive contributors were partially offset during the reporting period by the Fund’s short positions, which detracted. Short positions in international core equities, via underlying ETFs, detracted most.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund used derivative positions to help it track its Underlying Index, which contains both long and short weights. Derivatives were used to gain the 25% leverage on both long and short positions that is included in the Underlying Index. Primarily, the Fund used total return swaps on the ETFs at the weights in which they are included in the Underlying Index.

How were the Fund’s assets allocated during the reporting period and why?

The Fund’s allocations are driven by quantitative models that determine the weights across the various hedge fund strategies represented in the Fund as well as the weights of the assets within these strategies. Given the rules-based nature of the process, there is no subjectivity involved in the allocation decision process.

During the reporting period, the Fund’s allocations to the hedge fund strategies used varied. The Emerging Markets hedge fund strategy was maintained at nearly its maximum long weight at the beginning and end of the reporting period but varied in between. The Long/Short Equity hedge fund strategy was held at its maximum long weight for most of the reporting period before reducing it slightly in the final quarter. The Market Neutral hedge fund strategy reversed from its maximum negative short position to a maximum long weight before the halfway point of the reporting period and then maintained at that allocation for the remainder of the reporting period. The Fund began the reporting period with allocations to the Event Driven, Fixed Income Arbitrage and Global Macro hedge fund strategies near their respective maximum/minimum long/short allocations before fluctuating for the remainder of the reporting period. These allocations are driven by a proprietary model that overweights strategies with high price momentum, high correlation to the broad hedge fund universe and low total variance. The Fund underweights strategies with the opposite characteristics.

At the asset class level, the Fund was, on average during the reporting period, net long in all asset classes, except for real estate, which was net short. Fixed income was the largest allocated asset class, followed by equities. The Fund had its core fixed income allocation in short-term U.S. Treasuries and investment grade corporate bonds, via underlying ETFs, with satellite positions in other fixed income sectors, including floating rate securities, international bonds and convertible debt. Allocations to volatility, currencies and commodities comprised the remaining asset classes in the Fund, with modest allocations attributed to each.

How did the Fund’s allocations change over the course of the reporting period?

The Fund’s asset class allocations were adjusted as determined by the underlying proprietary quantitative models. During the reporting period, the Fund allocated primarily to bonds and equities, with smaller allocations to commodities, currencies, volatility and real estate, all via underlying ETFs.

1	See page 8 for more information on this index.

Management’s Discussion of Fund Performance (unaudited) (continued)

The Fund’s core allocation to fixed income and equities were largest compared to the other asset classes. The Fund’s fixed income allocation, implemented via underlying ETFs, comprised at least 58% of its overall weight, while equities were the complementary allocation. Currencies migrated from long to short allocations during the reporting period. Volatility remained a modest but long allocation. Commodities rotated between long and short weights, and real estate was short throughout the reporting period.

During the reporting period, which underlying ETFs had the highest total returns and which underlying ETFs had the lowest total returns?

In terms of total return, the best-performing underlying ETFs in the Fund were iShares MSCI China ETF (MCHI) and SPDR S&P China (GXC). During the reporting period, iPath S&P 500 VIX Short-Term Futures ETN Class A (VXX) and iShares Silver Trust (SLV) recorded the lowest total returns.

Which underlying ETFs were the strongest positive contributors to the Fund’s performance and which underlying ETFs were particularly weak?

On the basis of impact, which takes weightings and total returns into consideration, the underlying ETFs that made the greatest positive contributions to the Fund’s performance during the reporting period were iShares MSCI EAFE Small Cap ETF (SCA) and Financial Select Sector SPDR Fund (XLF). The weakest contributors were iPath S&P 500 VIX Short-Term Futures ETN Class A (VXX) and iShares Edge MSCI Min Vol Emerging Markets ETF (EEMV).

On June 8, 2018, after the close of the reporting period, the Board of Trustees (“Board”) of Index IQ Trust, upon the recommendation of IndexIQ Advisors LLC, the Fund’s advisor (“Advisor”), approved a proposal to liquidate the IQ Hedge Multi-Strategy Plus Fund (the “Fund”) pursuant to the terms of a plan of liquidation. The Advisor believes it is in the best interests of the Fund and the Fund’s shareholders for the Fund’s business and operations not to continue, and, after considering all of the information presented to it, the Board concluded it would be in the best interest of the Fund and its shareholders to liquidate and terminate the Fund. The Fund will be liquidated on or about August 27, 2018. In connection with the liquidation, the Board approved the closure of the Fund to all new investors as of June 11, 2018 and any applicable contingent deferred sales charges will be waived for shareholders. Investors in the Fund on June 11, 2018 may continue to purchase shares of the Fund. However, the Board approved the closure of the Fund to purchases by existing shareholders effective July 24, 2018. Please see the prospectus supplement dated June 11, 2018 for more details.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited) (continued)

Hypothetical Growth of a $10,000 Investment (Since Inception through 4/30/18)

Fund Performance History

IQ Hedge Multi-Strategy Plus Fund (as of April 30, 2018)

	1 Year	3 Year	5 Year	Since Inception
	Average Annual	Average Annual	Average Annual	Average Annual	Cumulative
IQ Hedge Multi-Strategy Plus Fund — Class A Shares[1]	3.60%	(0.80)%	1.37%	2.09%	22.36%
IQ Hedge Multi-Strategy Plus Fund — Class I Shares[1]	3.77%	(0.40)%	1.77%	2.46%	27.00%
IQ Hedge Multi-Strategy Plus Index	5.67%	1.88%	3.73%	4.63%	56.15%
HFRI Fund of Funds Composite Index	5.86%	1.88%	3.27%	1.41%	14.80%
S&P 500 Index	12.60%	9.88%	12.26%	9.32%	139.91%

1	Fund Inception Date: 06/30/2008. For performance reporting purposes, the inception date for the Class A and Class I shares is the Fund Inception Date.

Fund Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period 11/01/17 to 04/30/18” to estimate the expenses you paid on your account during this period. The Fund will indirectly bear its pro rata share of the expenses incurred by the underlying investments in which the Fund invests. These expenses are not included in the table.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The Fund will indirectly bear its pro rata share of the expenses incurred by the underlying investments in which the Fund invests. These expenses are not included in the table.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/01/17	Ending Account Value 04/30/18	Annualized Expense Ratios for the Period 11/01/17 to 04/30/18	Expenses Paid During the Period 11/01/17 to 04/30/18†
Class A Shares
Actual	$1,000.00	$1,001.00	1.90%	$9.43
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,015.37	1.90%	$9.49
Class I Shares
Actual	$1,000.00	$1,002.00	1.65%	$8.19
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,016.61	1.65%	$8.25

†	Unless otherwise indicated, expenses are calculated using each Class’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 181/365 (to reflect the one-half year period).

Portfolio Summary

April 30, 2018

SCHEDULE OF INVESTMENTS SUMMARY TABLE

Net Assets ($ mil): $40.1

Investments	% of Net Assets
U.S. Short Term Treasury Bond Funds	30.6%
Investment Grade Corporate Bond Funds	17.4
Money Market Funds	14.7
International Small Cap Equity Funds	7.9
Floating Rate Funds	5.6
U.S. Large Cap Growth Funds	4.1
International Bond Funds	3.8
U.S. Multi Cap Funds	3.7
U.S. Small Cap Growth Funds	3.7
BRIC Equity Funds	3.5
High Yield Corporate Bond Funds	3.5
Convertible Bonds Fund	3.3
U.S. Large Cap Core Funds	3.3
International Equity Core Fund	2.4
Emerging Markets Small Cap Equity Fund	2.2
International Large Cap Growth Fund	1.5
U.S. Medium Term Treasury Bond Fund	0.9
Europe Equity Fund	0.7
Treasury Inflation-Protected Securities Funds	0.7
Japan Equity Fund	0.5
Gold Fund	0.4
U.S. Intermediate Term Treasury Bond Funds	0.4
Volatility Fund	0.4
Australian Dollar Fund	0.3
Japanese Yen Fund	0.3
British Pound Fund	0.2
Total Investments	116.0
Other Assets and Liabilities, Net	(16.0)
Net Assets	100.0%

Schedule of Investments

April 30, 2018

	Shares	Value
Exchange Traded Notes — 0.4%
Volatility Fund — 0.4%
iPATH S&P 500 VIX Short-Term Futures ETN*(a) (Cost $117,338)	3,868	$160,793

Exchange Traded Vehicles — 1.2%
Australian Dollar Fund — 0.3%
CurrencyShares Australian Dollar Trust	1,577	118,795

British Pound Fund — 0.2%
CurrencyShares British Pound Sterling Trust*	610	81,539

Gold Fund — 0.4%
PowerShares DB Gold Fund*	3,548	147,455

Japanese Yen Fund — 0.3%
CurrencyShares Japanese Yen Trust*	1,544	135,332

Total Exchange Traded Vehicles (Cost $492,442)		483,121
Investment Companies — 99.7%
BRIC Equity Funds — 3.5%
iShares China Large-Cap ETF(a)	14,703	690,012
iShares MSCI China ETF	7,737	517,218
SPDR S&P China ETF(a)	1,649	178,686
Total BRIC Equity Funds		1,385,916

Convertible Bonds Fund — 3.3%
SPDR Bloomberg Barclays Convertible Securities ETF(a)	25,886	1,331,576

Emerging Markets Small Cap Equity Fund — 2.2%
SPDR S&P Emerging Markets SmallCap ETF	16,875	862,650

Europe Equity Fund — 0.7%
Xtrackers MSCI Europe Hedged Equity ETF	10,387	298,107

Floating Rate Funds — 5.6%
PowerShares Senior Loan Portfolio	73,291	1,693,755
SPDR Blackstone / GSO Senior Loan ETF	11,190	530,854
Total Floating Rate Funds		2,224,609

High Yield Corporate Bond Funds —3.5%
iShares iBoxx $ High Yield Corporate Bond ETF(a)	9,652	827,176
SPDR Bloomberg Barclays High Yield Bond ETF(a)	14,581	523,021
Xtrackers USD High Yield Corporate Bond ETF	1,210	59,919
Total High Yield Corporate Bond Funds		1,410,116

International Bond Funds — 3.8%
iShares J.P. Morgan USD Emerging Markets Bond ETF	5,553	611,607
PowerShares Emerging Markets Sovereign Debt Portfolio	9,199	252,697
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF	2,475	72,617
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	31,007	580,761
WisdomTree Emerging Markets Local Debt Fund	611	23,016
Total International Bond Funds		1,540,698

International Equity Core Fund — 2.4%
Xtrackers MSCI EAFE Hedged Equity ETF(a)	30,047	958,499

International Large Cap Growth Fund — 1.5%
iShares MSCI EAFE Growth ETF	7,563	611,393

International Small Cap Equity Funds — 7.9%
iShares MSCI EAFE Small-Cap ETF	31,083	2,039,666
SPDR S&P International Small Cap ETF	4,979	177,203
Vanguard FTSE All World ex-U.S. Small-Cap ETF	7,780	930,566
Total International Small Cap Equity Funds		3,147,435

Investment Grade Corporate Bond Funds — 17.4%
iShares iBoxx $ Investment Grade Corporate Bond ETF(b)	25,894	2,983,507
iShares U.S. Credit Bond ETF	1,308	140,754
SPDR Portfolio Short Term Corporate Bond ETF	10,726	323,603
Vanguard Intermediate-Term Corporate Bond ETF	20,875	1,746,611
Vanguard Short-Term Corporate Bond ETF	22,991	1,796,977
Total Investment Grade Corporate Bond Funds		6,991,452

Japan Equity Fund — 0.5%
Xtrackers MSCI Japan Hedged Equity ETF	4,945	215,206

Treasury Inflation-Protected Securities Funds — 0.7%
iShares 0-5 Year TIPS Bond ETF(a)	662	66,087
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	707	36,608
Vanguard Short-Term Inflation-Protected Securities ETF	3,723	182,018
Total Treasury Inflation-Protected Securities Funds		284,713

U.S. Intermediate Term Treasury Bond Funds — 0.4%
Schwab Intermediate-Term U.S. Treasury ETF	1,282	66,690
Vanguard Intermediate-Term Treasury ETF	1,359	84,679
Total U.S. Intermediate Term Treasury Bond Funds		151,369

U.S. Large Cap Core Funds — 3.3%
Financial Select Sector SPDR Fund	33,123	909,226
First Trust Dow Jones Internet Index Fund*	727	90,032
Health Care Select Sector SPDR Fund	1,897	156,047
Technology Select Sector SPDR Fund	2,754	180,277
Total U.S. Large Cap Core Funds		1,335,582

See notes to financial statements.

Schedule of Investments (continued)

April 30, 2018

	Shares	Value
Investment Companies (continued)

U.S. Large Cap Growth Funds — 4.1%
iShares Russell 1000 Growth ETF	5,054	$689,618
iShares S&P 500 Growth ETF(a)	2,233	347,120
SPDR Portfolio S&P 500 Growth ETF	988	33,187
Vanguard Growth ETF(a)	3,971	564,954
Total U.S. Large Cap Growth Funds		1,634,879

U.S. Medium Term Treasury Bond Fund —0.9%
iShares 3-7 Year Treasury Bond ETF	3,047	364,177

U.S. Multi Cap Funds — 3.7%
iShares Core S&P Total U.S. Stock Market ETF	2,717	164,786
Schwab U.S. Broad Market ETF	2,288	146,500
Vanguard Total Stock Market ETF	8,642	1,178,164
Total U.S. Multi Cap Funds		1,489,450

U.S. Short Term Treasury Bond Funds — 30.6%
Goldman Sachs Treasury Access 0-1 Year ETF	7,921	792,575
iShares Short Treasury Bond ETF(a)	79,287	8,750,113
PowerShares Treasury Collateral Portfolio ETF	3,331	352,362
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	25,884	2,369,422
Total U.S. Short Term Treasury Bond Funds		12,264,472

U.S. Small Cap Growth Funds — 3.7%
iShares Russell 2000 Growth ETF(a)	3,299	630,076
iShares S&P Small-Cap 600 Growth ETF(a)	2,012	350,994
Vanguard Small-Cap Growth ETF(a)	3,082	506,588
Total U.S. Small Cap Growth Funds		1,487,658

Total Investment Companies (Cost $38,642,706)		39,989,957
Short-Term Investment — 1.3%
Money Market Fund — 1.3%
Dreyfus Treasury & Agency Cash Management Institutional Shares, 1.54%(c) (Cost $517,959)	517,959	517,959

Investment of Cash Collateral For Securities Loaned — 13.4%
Money Market Fund — 13.4%
Dreyfus Government Cash Management Fund, Institutional Shares, 1.61%(c) (Cost $5,365,172)	5,365,172	5,365,172

Total Investments — 116.0%
(Cost $45,135,617)		46,517,002
Other Assets and Liabilities, Net — (16.0)%		(6,402,505)
Net Assets — 100.0%		$40,114,497

*	Non-income producing securities.

(a)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $5,956,823; total market value of collateral held by the Fund was $6,105,330. Market value of the collateral held includes non-cash U.S. Treasury securities having a value of $740,158.
(b)	All or a portion of these securities have been segregated as collateral for swap contracts. The total value of securities segregated amounted to $191,380.
(c)	Reflects the 1-day yield at April 30, 2018.

See notes to financial statements.

Schedule of Investments (continued)

April 30, 2018

Total Return Swap contracts outstanding at April 30, 2018:

Total Return Benchmark	Counterparties	Annual Financing Rate Received (Paid) %	Expiration Date	Payment Frequency Received/ (Paid)	Notional Amount Long (Short)	Value/ Unrealized Appreciation/ (Depreciation)(d)
CurrencyShares Australian Dollar Trust	Morgan Stanley	2.20	5/21/2018	Monthly	$33,522	$—
CurrencyShares Australian Dollar Trust	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	11,149	—
CurrencyShares British Pound Sterling Trust	Morgan Stanley	2.20	5/21/2018	Monthly	22,991	—
CurrencyShares British Pound Sterling Trust	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	7,619	—
CurrencyShares Euro Trust	Morgan Stanley	(1.50)	5/21/2018	Monthly	(191,698)	—
CurrencyShares Euro Trust	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(63,938)	—
CurrencyShares Japanese Yen Trust	Morgan Stanley	2.20	5/21/2018	Monthly	38,128	—
CurrencyShares Japanese Yen Trust	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	12,709	—
Energy Select Sector SPDR Fund	Morgan Stanley	1.30	5/21/2018	Monthly	(102,227)	—
Energy Select Sector SPDR Fund	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(34,100)	—
Financial Select Sector SPDR Fund	Morgan Stanley	2.20	5/21/2018	Monthly	341,753	—
First Trust Dow Jones Internet Index Fund	Morgan Stanley	2.20	5/21/2018	Monthly	25,387	—
First Trust Dow Jones Internet Index Fund	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	8,421	—
Goldman Sachs Treasury Access 0-1 Year ETF	Morgan Stanley	2.20	5/21/2018	Monthly	223,434	—
Goldman Sachs Treasury Access 0-1 Year ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	74,445	—
Health Care Select Sector SPDR Fund	Morgan Stanley	2.20	5/21/2018	Monthly	58,651	—
iPath Bloomberg Commodity Index Total Return ETN	Morgan Stanley	1.30	5/21/2018	Monthly	(19,417)	—
iPath Bloomberg Commodity Index Total Return ETN	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(6,472)	—
iPATH S&P 500 VIX Short-Term Futures ETN	Morgan Stanley	2.20	5/21/2018	Monthly	45,311	—
iPATH S&P 500 VIX Short-Term Futures ETN	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	15,090	—
iShares 0-5 Year TIPS Bond ETF	Morgan Stanley	2.20	5/21/2018	Monthly	18,668	—
iShares 0-5 Year TIPS Bond ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	6,189	—
iShares 3-7 Year Treasury Bond ETF	Morgan Stanley	2.20	5/21/2018	Monthly	102,668	—
iShares 3-7 Year Treasury Bond ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	34,183	—
iShares China Large-Cap ETF	Morgan Stanley	2.20	5/21/2018	Monthly	259,382	—
iShares Core MSCI EAFE ETF	Morgan Stanley	1.30	5/21/2018	Monthly	(51,180)	—
iShares Core MSCI EAFE ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(17,060)	—
iShares Core MSCI Emerging Markets ETF	Morgan Stanley	1.30	5/21/2018	Monthly	(130,755)	—
iShares Core MSCI Emerging Markets ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(43,604)	—
iShares Core S&P Total U.S. Stock Market ETF	Morgan Stanley	2.20	5/21/2018	Monthly	46,458	—
iShares Core S&P Total U.S. Stock Market ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	15,466	—
iShares Edge MSCI Min Vol Emerging Markets ETF	Morgan Stanley	1.30	5/21/2018	Monthly	(178,529)	—
iShares Edge MSCI Min Vol Emerging Markets ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(59,489)	—
iShares Edge MSCI Min Vol USA ETF	Morgan Stanley	1.00	5/21/2018	Monthly	(214,665)	—
iShares Edge MSCI Min Vol USA ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(71,555)	—

See notes to financial statements.

Schedule of Investments (continued)

April 30, 2018

Total Return Swap contracts outstanding at April 30, 2018 (continued):

Total Return Benchmark	Counterparties	Annual Financing Rate Received (Paid) %	Expiration Date	Payment Frequency Received/ (Paid)	Notional Amount Long (Short)	Value/ Unrealized Appreciation/ (Depreciation)(d)
iShares Europe ETF	Morgan Stanley	(2.50)	5/21/2018	Monthly	$(14,661)	$—
iShares Europe ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(4,903)	—
iShares Floating Rate Bond ETF	Morgan Stanley	1.30	5/21/2018	Monthly	(319,091)	—
iShares Floating Rate Bond ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(106,347)	—
iShares iBoxx $ High Yield Corporate Bond ETF	Morgan Stanley	2.20	5/21/2018	Monthly	233,190	—
iShares iBoxx $ High Yield Corporate Bond ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	77,730	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	Morgan Stanley	2.20	5/21/2018	Monthly	841,106	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	280,330	—
iShares J.P. Morgan USD Emerging Markets Bond ETF	Morgan Stanley	2.20	5/21/2018	Monthly	172,369	—
iShares JP Morgan USD Emerging Markets Bond ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	57,493	—
iShares MBS ETF	Morgan Stanley	1.30	5/21/2018	Monthly	(222,880)	—
iShares MBS ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(74,328)	—
iShares MSCI All Country Asia ex Japan ETF	Morgan Stanley	1.30	5/21/2018	Monthly	(50,020)	—
iShares MSCI All Country Asia ex Japan ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(16,699)	—
iShares MSCI China ETF	Morgan Stanley	2.20	5/21/2018	Monthly	194,400	—
iShares MSCI EAFE Growth ETF	Morgan Stanley	2.20	5/21/2018	Monthly	172,351	—
iShares MSCI EAFE Growth ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	57,477	—
iShares MSCI EAFE Small-Cap ETF	Morgan Stanley	2.20	5/21/2018	Monthly	575,028	—
iShares MSCI EAFE Small-Cap ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	191,676	—
iShares MSCI Eurozone ETF	Morgan Stanley	1.30	5/21/2018	Monthly	(75,272)	—
iShares MSCI Eurozone ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(25,091)	—
iShares MSCI Japan ETF	Morgan Stanley	1.30	5/21/2018	Monthly	(96,478)	—
iShares MSCI Japan ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(32,139)	—
iShares MSCI Pacific ex Japan ETF	Morgan Stanley	1.30	5/21/2018	Monthly	(26,911)	—
iShares MSCI Pacific ex Japan ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(8,955)	—
iShares Russell 1000 Growth ETF	Morgan Stanley	2.20	5/21/2018	Monthly	194,441	—
iShares Russell 1000 Growth ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	64,814	—
iShares Russell 1000 Value ETF	Morgan Stanley	1.30	5/21/2018	Monthly	(36,704)	—
iShares Russell 1000 Value ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(12,275)	—
iShares Russell 2000 ETF	Morgan Stanley	1.30	5/21/2018	Monthly	(105,944)	—
iShares Russell 2000 ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(35,264)	—
iShares Russell 2000 Growth ETF	Morgan Stanley	2.20	5/21/2018	Monthly	177,621	—
iShares Russell 2000 Growth ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	59,207	—
iShares Russell 2000 Value ETF	Morgan Stanley	1.30	5/21/2018	Monthly	(107,248)	—
iShares Russell 2000 Value ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(35,749)	—
iShares S&P 500 Growth ETF	Morgan Stanley	2.20	5/21/2018	Monthly	97,778	—
iShares S&P 500 Growth ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	32,645	—
iShares S&P 500 Value ETF	Morgan Stanley	0.50	5/21/2018	Monthly	(14,835)	—
iShares S&P 500 Value ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(4,945)	—
iShares S&P Small-Cap 600 Growth ETF	Morgan Stanley	2.20	5/21/2018	Monthly	98,913	—
iShares S&P Small-Cap 600 Growth ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	32,971	—
iShares S&P Small-Cap 600 Value ETF	Morgan Stanley	1.30	5/21/2018	Monthly	(62,628)	—

See notes to financial statements.

Schedule of Investments (continued)

April 30, 2018

Total Return Swap contracts outstanding at April 30, 2018 (continued):

Total Return Benchmark	Counterparties	Annual Financing Rate Received (Paid) %	Expiration Date	Payment Frequency Received/ (Paid)	Notional Amount Long (Short)	Value/ Unrealized Appreciation/ (Depreciation)(d)
iShares S&P Small-Cap 600 Value ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	$(20,876)	$—
iShares Short Treasury Bond ETF	Morgan Stanley	2.20	5/21/2018	Monthly	2,466,767	—
iShares Short Treasury Bond ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	822,292	—
iShares Silver Trust	Morgan Stanley	0.75	5/21/2018	Monthly	(11,673)	—
iShares Silver Trust	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(3,891)	—
iShares U.S. Credit Bond ETF	Morgan Stanley	2.20	5/21/2018	Monthly	39,708	—
iShares U.S. Credit Bond ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	13,236	—
iShares U.S. Preferred Stock ETF	Morgan Stanley	0.35	5/21/2018	Monthly	(54,581)	—
iShares U.S. Preferred Stock ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(18,194)	—
iShares U.S. Real Estate ETF	Morgan Stanley	0.88	5/21/2018	Monthly	(9,606)	—
iShares U.S. Real Estate ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(3,177)	—
Materials Select Sector SPDR Fund	Morgan Stanley	1.30	5/21/2018	Monthly	(26,795)	—
Materials Select Sector SPDR Fund	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(8,951)	—
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	Morgan Stanley	2.20	5/21/2018	Monthly	10,304	—
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	3,417	—
PowerShares DB Commodity Index Tracking Fund	Morgan Stanley	1.30	5/21/2018	Monthly	(48,729)	—
PowerShares DB Commodity Index Tracking Fund	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(16,243)	—
PowerShares DB Gold Fund	Morgan Stanley	2.20	5/21/2018	Monthly	41,560	—
PowerShares DB Gold Fund	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	13,839	—
PowerShares DB U.S. Dollar Index Bullish Fund	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(108,488)	—
PowerShares DB US Dollar Index Bullish Fund	Morgan Stanley	(1.00)	5/21/2018	Monthly	(325,465)	—
PowerShares Emerging Markets Sovereign Debt Portfolio	Morgan Stanley	2.20	5/21/2018	Monthly	71,230	—
PowerShares Emerging Markets Sovereign Debt Portfolio	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	23,734	—
PowerShares KBW Bank Portfolio	Morgan Stanley	1.30	5/21/2018	Monthly	(16,624)	—
PowerShares KBW Bank Portfolio	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(5,523)	—
PowerShares Preferred Portfolio	Morgan Stanley	(0.25)	5/21/2018	Monthly	(16,853)	—
PowerShares Preferred Portfolio	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(5,623)	—
PowerShares S&P 500 Low Volatility Portfolio	Morgan Stanley	1.30	5/21/2018	Monthly	(103,452)	—
PowerShares S&P 500 Low Volatility Portfolio	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(34,484)	—
PowerShares Senior Loan Portfolio	Morgan Stanley	2.20	5/21/2018	Monthly	477,476	—
PowerShares Senior Loan Portfolio	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	159,159	—
PowerShares Treasury Collateral Portfolio ETF	Morgan Stanley	2.20	5/21/2018	Monthly	99,330	—
PowerShares Treasury Collateral Portfolio ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	33,110	—
Schwab Intermediate-Term U.S. Treasury ETF	Morgan Stanley	2.20	5/21/2018	Monthly	18,831	—
Schwab Intermediate-Term U.S. Treasury ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	6,294	—
Schwab U.S. Broad Market ETF	Morgan Stanley	2.20	5/21/2018	Monthly	41,299	—
Schwab U.S. Broad Market ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	13,766	—
Schwab U.S. Small-Cap ETF	Morgan Stanley	(2.45)	5/21/2018	Monthly	(17,537)	—

See notes to financial statements.

Schedule of Investments (continued)

April 30, 2018

Total Return Swap contracts outstanding at April 30, 2018 (continued):

Total Return Benchmark	Counterparties	Annual Financing Rate Received (Paid) %	Expiration Date	Payment Frequency Received/ (Paid)	Notional Amount Long (Short)	Value/ Unrealized Appreciation/ (Depreciation)(d)
Schwab U.S. Small-Cap ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	$(5,846)	$—
SPDR Blackstone / GSO Senior Loan ETF	Morgan Stanley	2.20	5/21/2018	Monthly	149,673	—
SPDR Blackstone / GSO Senior Loan ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	49,907	—
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	Morgan Stanley	2.20	5/21/2018	Monthly	667,967	—
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	222,625	—
SPDR Bloomberg Barclays Convertible Securities ETF	Morgan Stanley	2.20	5/21/2018	Monthly	375,358	—
SPDR Bloomberg Barclays Convertible Securities ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	125,102	—
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF	Morgan Stanley	2.20	5/21/2018	Monthly	20,479	—
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	6,836	—
SPDR Bloomberg Barclays High Yield Bond ETF	Morgan Stanley	2.20	5/21/2018	Monthly	147,462	—
SPDR Bloomberg Barclays High Yield Bond ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	49,142	—
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	Morgan Stanley	1.30	5/21/2018	Monthly	(59,282)	—
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(19,770)	—
SPDR Dow Jones International Real Estate ETF	Morgan Stanley	0.10	5/21/2018	Monthly	(180,421)	—
SPDR Dow Jones International Real Estate ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(60,154)	—
SPDR Dow Jones REIT ETF	Morgan Stanley	(0.25)	5/21/2018	Monthly	(6,205)	—
SPDR Dow Jones REIT ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(2,097)	—
SPDR Portfolio S&P 500 Growth ETF	Morgan Stanley	2.20	5/21/2018	Monthly	9,338	—
SPDR Portfolio S&P 500 Growth ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	3,124	—
SPDR Portfolio Short Term Corporate Bond ETF	Morgan Stanley	2.20	5/21/2018	Monthly	91,234	—
SPDR Portfolio Short Term Corporate Bond ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	30,411	—
SPDR S&P Bank ETF	Morgan Stanley	1.00	5/21/2018	Monthly	(59,327)	—
SPDR S&P Bank ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(19,760)	—
SPDR S&P China ETF	Morgan Stanley	2.20	5/21/2018	Monthly	67,183	—
SPDR S&P Emerging Markets SmallCap ETF	Morgan Stanley	2.20	5/21/2018	Monthly	243,178	—
SPDR S&P Emerging Markets SmallCap ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	81,076	—
SPDR S&P International Small Cap ETF	Morgan Stanley	2.20	5/21/2018	Monthly	49,933	—
SPDR S&P International Small Cap ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	16,656	—
Technology Select Sector SPDR Fund	Morgan Stanley	2.20	5/21/2018	Monthly	67,751	—
VanEck Vectors High-Yield Municipal Index ETF	Morgan Stanley	(0.25)	5/21/2018	Monthly	(75,804)	—
VanEck Vectors High-Yield Municipal Index ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(25,268)	—
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	Morgan Stanley	2.20	5/21/2018	Monthly	163,719	—
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	54,579	—

See notes to financial statements.

Schedule of Investments (continued)

April 30, 2018

Total Return Swap contracts outstanding at April 30, 2018 (continued):

Total Return Benchmark	Counterparties	Annual Financing Rate Received (Paid) %	Expiration Date	Payment Frequency Received/ (Paid)	Notional Amount Long (Short)	Value/ Unrealized Appreciation/ (Depreciation)(d)
Vanguard FTSE All World ex-U.S. Small-Cap ETF	Morgan Stanley	2.20	5/21/2018	Monthly	$262,305	$—
Vanguard FTSE All World ex-U.S. Small-Cap ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	87,435	—
Vanguard FTSE Developed Markets ETF	Morgan Stanley	1.30	5/21/2018	Monthly	(64,437)	—
Vanguard FTSE Developed Markets ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(21,464)	—
Vanguard FTSE Emerging Markets ETF	Morgan Stanley	1.30	5/21/2018	Monthly	(179,066)	—
Vanguard FTSE Emerging Markets ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(59,704)	—
Vanguard FTSE Europe ETF	Morgan Stanley	1.30	5/21/2018	Monthly	(99,495)	—
Vanguard FTSE Europe ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(33,145)	—
Vanguard FTSE Pacific ETF	Morgan Stanley	0.50	5/21/2018	Monthly	(49,922)	—
Vanguard FTSE Pacific ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(16,616)	—
Vanguard Growth ETF	Morgan Stanley	2.20	5/21/2018	Monthly	159,200	—
Vanguard Growth ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	53,067	—
Vanguard Intermediate-Term Corporate Bond ETF	Morgan Stanley	2.20	5/21/2018	Monthly	492,398	—
Vanguard Intermediate-Term Corporate Bond ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	164,161	—
Vanguard Intermediate-Term Treasury ETF	Morgan Stanley	2.20	5/21/2018	Monthly	23,869	—
Vanguard Intermediate-Term Treasury ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	7,976	—
Vanguard Mortgage-Backed Securities ETF	Morgan Stanley	1.30	5/21/2018	Monthly	(93,118)	—
Vanguard Mortgage-Backed Securities ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(31,039)	—
Vanguard Real Estate ETF	Morgan Stanley	1.15	5/21/2018	Monthly	(76,318)	—
Vanguard Real Estate ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(25,414)	—
Vanguard Short-Term Corporate Bond ETF	Morgan Stanley	2.20	5/21/2018	Monthly	506,633	—
Vanguard Short-Term Corporate Bond ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	168,904	—
Vanguard Short-Term Inflation-Protected Securities ETF	Morgan Stanley	2.20	5/21/2018	Monthly	51,335	—
Vanguard Short-Term Inflation-Protected Securities ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	17,112	—
Vanguard Small-Cap ETF	Morgan Stanley	1.30	5/21/2018	Monthly	(54,711)	—
Vanguard Small-Cap ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(18,286)	—
Vanguard Small-Cap Growth ETF	Morgan Stanley	2.20	5/21/2018	Monthly	142,838	—
Vanguard Small-Cap Growth ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	47,667	—
Vanguard Small-Cap Value ETF	Morgan Stanley	1.30	5/21/2018	Monthly	(152,160)	—
Vanguard Small-Cap Value ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(50,677)	—
Vanguard Total Stock Market ETF	Morgan Stanley	2.20	5/21/2018	Monthly	332,100	—
Vanguard Total Stock Market ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	110,700	—
Vanguard Value ETF	Morgan Stanley	1.30	5/21/2018	Monthly	(36,264)	—
Vanguard Value ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	(12,122)	—
WisdomTree Emerging Markets Local Debt Fund	Morgan Stanley	2.20	5/21/2018	Monthly	6,479	—
WisdomTree Emerging Markets Local Debt Fund	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	2,147	—
Xtrackers MSCI EAFE Hedged Equity ETF	Morgan Stanley	2.20	5/21/2018	Monthly	270,225	—
Xtrackers MSCI EAFE Hedged Equity ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	90,086	—

See notes to financial statements.

Schedule of Investments (continued)

April 30, 2018

Total Return Swap contracts outstanding at April 30, 2018 (continued):

Total Return Benchmark	Counterparties	Annual Financing Rate Received (Paid) %	Expiration Date	Payment Frequency Received/ (Paid)	Notional Amount Long (Short)	Value/ Unrealized Appreciation/ (Depreciation)(d)
Xtrackers MSCI Europe Hedged Equity ETF	Morgan Stanley	2.20	5/21/2018	Monthly	$84,034	$—
Xtrackers MSCI Europe Hedged Equity ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	28,011	—
Xtrackers MSCI Japan Hedged Equity ETF	Morgan Stanley	2.20	5/21/2018	Monthly	60,667	—
Xtrackers MSCI Japan Hedged Equity ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	20,237	—
Xtrackers USD High Yield Corporate Bond ETF	Morgan Stanley	2.20	5/21/2018	Monthly	16,886	—
Xtrackers USD High Yield Corporate Bond ETF	Bank of America Merrill Lynch	2.38	3/29/2019	Monthly	5,645	—
Net Unrealized Appreciation (Depreciation)						$—

The total value of securities segregated as collateral for swap contracts with counterparty Morgan Stanley amounted to $191,380 and with Bank of America Merrill Lynch amounted to $ — at April 30, 2018. The Fund either receives fees from, or pays to the counterparty, the total return of the benchmark and the agreed-upon financing rate.

(d)	Reflects the value at reset date of April 30, 2018.

The following is a summary of inputs used to value the Fund’s investments as of April 30, 2018.

For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Investments in Securities:(e)
Exchange Traded Notes	$160,793	$—	$—	$160,793
Exchange Traded Vehicles	483,121	—	—	483,121
Investment Companies	39,989,957	—	—	39,989,957
Short-Term Investment:
Money Market Fund	517,959	—	—	517,959
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	5,365,172	—	—	5,365,172
Total Investments in Securities	46,517,002	—	—	46,517,002
Other Financial Instruments:(f)
Swap Contracts	—	—	—	—
Total Investments in Securities and Other Financial Instruments	$46,517,002	$—	$—	$46,517,002

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Other Financial Instruments:(f)
Swap Contracts	$—	$—	$—	$—
Total Other Financial Instruments	$—	$—	$—	$—

(e)	For a complete listing of investments and their industries, see the Schedules of Investments.

(f)	The value listed for these securities reflects the unrealized appreciation (depreciation) of the instrument.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2018, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Statement of Assets and Liabilities

April 30, 2018

Assets
Investments, at value (including securities loaned of $5,956,823) (cost $45,135,617)	$46,517,002
Cash	2,312
Due from broker	75,355
Receivable for capital shares sold	7,777
Dividend receivable	449
Securities lending income receivable	5,370
Prepaid expenses	872
Total Assets	46,609,137

Liabilities
Collateral for investments on loan	5,365,172
Payable for capital shares redeemed	807,797
Due to broker	158,572
Advisory fees payable	30,170
Distribution fees payable — Class A	520
Trustees fees payable	296
Compliance fees payable	86
Accrued expenses	132,027
Total Liabilities	6,494,640
Net Assets	$40,114,497

Composition of Net Assets
Common stock, at par	$3,944
Paid-in capital in excess of par	41,228,673
Accumulated net investment income	393,335
Accumulated net realized gain (loss)	(2,892,840)
Net unrealized appreciation	1,381,385
Net Assets	$40,114,497

NET ASSET VALUE PER SHARE
($0.001 par value common stock, unlimited authorized shares)

Class	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class A	$2,505,743	248,710	$10.07
Class I	$37,608,754	3,695,149	$10.18
Maximum Sales Charge Imposed on Class A Purchases (as a percentage of offering price)			5.50%
Maximum Offering Price Per Share — Class A			$10.66

See notes to financial statements.

Statement of Operations

For the Year Ended April 30, 2018

Investment Income
Dividend income		$1,284,351
Securities lending income, net of borrower rebates		64,547
Total Investment Income		1,348,898
Expenses
Advisory fees	$494,528
Transfer agent fees	136,355
Trustee fees and expenses	63,424
Audit fees	58,885
Blue sky fees	39,030
Shareholder reporting fees	35,119
Custodian fees	30,668
Legal fees	30,247
Administrative and accounting fees	29,135
Registration fees	12,000
Distribution fee — Class A	7,225
Insurance fees	894
Compliance fees	313
Miscellaneous fees	1,565
Total expenses		939,388
Reimbursement		(73,266)
Net Expenses		866,122
Net Investment Income		482,776
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities		1,832,599
Swap transactions		(196,503)
Distributions by other investment companies		3,182
Total net realized gain		1,639,278
Net change in net unrealized appreciation (depreciation) on:
Investment securities		137,457
Net change in net unrealized appreciation (depreciation)		137,457
Net realized and unrealized gain		1,776,735
Net Increase in Net Assets Resulting from Operations		$2,259,511

See notes to financial statements.

Statement of Changes in Net Assets

	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$482,776	$978,797
Net realized gain (loss)	1,639,278	348,291
Net change in net unrealized appreciation (depreciation)	137,457	(1,823,731)
Net increase / (decrease) in net assets resulting from operations	2,259,511	(496,643)
Capital Share Transactions
Class A
Proceeds from shares sold	702,149	2,164,104
Cost of shares redeemed	(2,031,492)	(6,158,740)
Net decrease from capital share transactions — Class A	(1,329,343)	(3,994,636)
Class I
Proceeds from shares sold	9,147,977	26,369,386
Cost of shares redeemed	(51,692,076)	(51,497,670)
Net Decrease from capital share transactions — Class I	(42,544,099)	(25,128,284)
Total decrease from capital shares transactions	(43,873,442)	(29,122,920)
Total decrease in net assets	(41,613,931)	(29,619,563)
Net Assets
Beginning of year	81,728,428	111,347,991
End of year	$40,114,497	$81,728,428
Accumulated net investment income (loss) included in net assets at the end of the year:	$393,335	$(160,318)
Changes in Shares Outstanding
Class A
Shares outstanding, beginning of year	382,433	791,327
Shares sold	70,403	223,109
Shares redeemed	(204,126)	(632,003)
Shares outstanding, end of year	248,710	382,433
Class I
Shares outstanding, beginning of year	7,951,163	10,525,879
Shares sold	902,912	2,700,945
Shares redeemed	(5,158,926)	(5,275,661)
Shares outstanding, end of year	3,695,149	7,951,163

See notes to financial statements.

Financial Highlights

Selected Data for a Share of Capital Stock Outstanding

	CLASS A
	For the Year Ended April 30, 2018		For the Year Ended April 30, 2017	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015		For the Year Ended April 30, 2014
Net asset value, beginning of year	$9.73		$9.81	$10.82	$10.98		$10.52

Income from Investment Operations
Net investment income(a)*	0.07		0.06	0.03	0.09		0.07
Net realized and unrealized gain (loss)	0.27		(0.14)	(0.59)	0.29		0.50
Distributions of net realized gains from investment in other investment companies	0.00	(b)	0.00 (b)	0.01	0.05		0.00 (b)
Net increase (decrease) resulting from operations	0.34		(0.08)	(0.55)	0.43		0.57

Less distributions from:
Net investment income	—		—	(0.08)	(0.21)		(0.04)
Net realized gain	—		—	(0.38)	(0.38)		(0.07)
Total distributions to shareholders	—		—	(0.46)	(0.59)		(0.11)

Capital share transactions:
Redemption fees	—		—	—	—		0.00 (b)
Net asset value, end of year	$10.07		$9.73	$9.81	$10.82		$10.98

Total Return
Total investment return based on net asset value(c)	3.49	%(d)	(0.82)%	(4.99)%	3.99%		5.44%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,506		$3,722	$7,760	$19,882		$32,408
Ratio to average net assets of:(e)
Expenses net of waivers/reimbursements	1.90%		1.90%	1.90%	1.55%		1.60%
Expenses before waivers/reimbursements	3.43%		2.45%	1.90%	1.55%		1.60%
Net investment income*	0.65%		0.63%	0.29%	0.77	%(f)	0.63%
Portfolio turnover rate	168%		280%	305%	116	%(f)	174%

See footnotes on page 23.

See notes to financial statements.

Financial Highlights (continued)

Selected Data for a Share of Capital Stock Outstanding

	CLASS I
	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015		For the Year Ended April 30, 2014
Net asset value, beginning of year	$9.81	$9.84	$10.85	$11.01		$10.55

Income from Investment Operations
Net investment income(a)*	0.10	0.10	0.09	0.14		0.12
Net realized and unrealized gain (loss)	0.27	(0.13)	(0.60)	0.27		0.50
Distributions of net realized gains from investment in other investment companies	0.00 (b)	0.00 (b)	0.01	0.06		0.00 (b)
Net increase (decrease) resulting from operations	0.37	(0.03)	(0.50)	0.47		0.62

Less distributions from:
Net investment income	—	—	(0.13)	(0.25)		(0.09)
Net realized gain	—	—	(0.38)	(0.38)		(0.07)
Total distributions to shareholders	—	—	(0.51)	(0.63)		(0.16)

Capital share transactions:
Redemption fees	—	—	—	—		0.00 (b)
Net asset value, end of year	$10.18	$9.81	$9.84	$10.85		$11.01

Total Return
Total investment return based on net asset value(c)	3.77%	(0.30)%	(4.50)%	4.39%		5.85%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$37,609	$78,006	$103,588	$176,001		$181,639
Ratio to average net assets of:(e)
Expenses net of waivers/reimbursements	1.65%	1.46%	1.38%	1.16%		1.21%
Expenses before waivers/reimbursements	1.71%	1.46%	1.38%	1.16%		1.21%
Net investment income*	0.94%	1.05%	0.86%	1.28%		1.11%
Portfolio turnover rate	168%	280%	305%	116	%(f)	174%

*	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(a)	Based on average shares outstanding.

(b)	Less than $0.005 per share.

(c)	Total investment return is calculated by assuming a purchase of shares on the first day, reinvestment of all dividends and distributions at net asset value during the period and a sale of shares on the last day of the period reported. Total return calculated for a period less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed by the advisor.

(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	The ratios to average net assets do not include net investment income or expenses of other investment companies in which the Fund invests.

(f)	Portfolio turnover rate excludes the value of securities received or delivered as a result of in-kind transactions.

See notes to financial statements.

Notes to Financial Statements

April 30, 2018

1. ORGANIZATION

IQ Hedge Multi-Strategy Plus Fund (the “Fund”) is a series of the IndexIQ Trust (the “Trust”) which is a statutory trust organized under Delaware law. The Fund is an open-end, management investment company, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund offers two classes of shares, Class A Shares and Class I Shares. Both classes have equal rights and voting privileges, except in matters affecting a single class. The Fund is classified as non-diversified.

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the IQ Hedge Multi-Strategy Plus Index (the “Underlying Index”). The Index seeks to provide superior returns (“alpha”) relative to the Standard & Poor’s 500® Composite Stock Total Return Index (the “S&P 500 Index”) with lower volatility than the S&P 500 Index and correlation to the S&P 500 Index that is similar to the correlation between hedge funds (as measured by broad-based hedge fund indexes) and the S&P 500 Index.

The Fund is a “funds-of-funds,” meaning that it seeks to achieve its investment objectives by investing primarily in underlying funds, including ETFs, exchange-traded notes (“ETNs”), and other exchange-traded vehicles issuing equity securities organized in the U.S., such as exchange traded commodity pools (“ETVs”), and may include exchange-traded notes (“ETNs”) (such ETFs, ETVs and ETNs are referred to collectively as “exchange-traded products” or “ETPs”).

Investors may find the financial statements of any issuer whose securities represent a significant amount of the Fund’s assets on the Securities and Exchange Commission’s website (www.sec.gov).

2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Account Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

Use of Estimates

Management makes certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

Indemnification

In the normal course of business, the Fund may enter into contracts that contain a variety of representations and warranties and which provide general indemnifications for certain liabilities. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Investment Valuation

The Net Asset Value (“NAV”) is determined as of the close of trading (generally, 4:00 PM Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading. NAV per share is calculated by dividing the Fund’s net assets by the number of Fund shares outstanding. Securities and investment funds traded on any recognized national or foreign stock exchange are valued at the last close price, or if no close price is available, at the bid price. Securities listed on the NASDAQ Stock Market, Inc. are generally valued at the NASDAQ official closing price. The primary exchanges for the Fund’s foreign equity securities may close for trading at various times prior to the close of regular trading on the NYSE, and the value of such securities used in computing the Fund’s

Notes to Financial Statements (continued)

April 30, 2018

NAV are generally determined as of such time. Securities not listed on a national or foreign stock exchange may be valued on the basis of prices furnished by approved pricing services or at the closing bid price on the over-the-counter market. Price information on exchange-traded funds is taken from the exchange where the security is primarily traded.

A swap on an exchange-listed security or securities is valued based on the last reported sale price of the swap’s underlying security or securities on the exchange where the security or securities is primarily traded, or if no sale price is available, at the mid-price of the security or securities underlying the swap on the exchange where the security is primarily traded. A swap on an index is valued based on the publicly available index price. The index price, in turn, is determined by the applicable index calculation agent, which generally values the securities underlying the index at the last reported sale price.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value. Investments in open end regulated investment companies are valued at net asset value.

If market quotations are not readily available, or if it is determined that a quotation of a security does not represent fair value, then the security is valued at fair value as determined in good faith by the IndexIQ Advisors LLC (the “Advisor”) using procedures adopted by the Board of Trustees (the “Board”). The circumstances in which a security may be fair valued include, among others: the occurrence of events that are significant to a particular issuer, such as mergers, restructurings or defaults; the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or government actions; trading restrictions on securities; thinly traded securities; and market events such as trading halts and early market closings. Due to the inherent uncertainty of valuations, fair values may differ significantly from the values that would have been used had an active market existed. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Fund automatically sweeps uninvested cash balances into a money market fund, the Dreyfus Treasury & Agency Cash Management Institutional Shares. The Dreyfus Treasury & Agency Cash Management Institutional Shares seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Treasury & Agency Cash Management Institutional Shares has no redemption restriction and is valued at the daily NAV.

Under normal conditions, the Fund invests cash collateral from securities lending activities into Dreyfus Government Cash Management Fund. The Dreyfus Government Cash Management Fund’s investment objective is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Government Cash Management Fund has no redemption restrictions and is valued at the daily NAV.

Fair Value Measurement

Accounting Standards Codification, Fair Value Measurements and Disclosures (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurement. Under ASC 820, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the following hierarchy:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
•	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Notes to Financial Statements (continued)

April 30, 2018

•	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. With respect to the valuation of Level 3 securities, the Advisor may employ a market-based valuation approach which may use related or comparable securities, recent transactions, market multiples, book values, and other relevant information to determine fair value. The Advisor may also use an income-based valuation approach in which anticipated future cash flows of the financial instrument are discounted to calculate fair value. The Advisor representatives meet regularly to review and discuss the appropriateness of such fair values using more current information such as, recent security news, recent market transactions, updated corporate action information and/or other macro or security specific events.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange- traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

At April 30, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Schedule of Investments.

Tax Information, Dividends and Distributions to Shareholders and Uncertain Tax Positions

The Fund is treated as a separate entity for federal income tax purposes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Distributions to shareholders are recorded on the ex-dividend date. Therefore, no federal, state and local income tax provisions are required.

The Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized gains to shareholders. Dividends and/or distributions, if any, are paid to shareholders invested in the Fund on the applicable record date. Dividends paid by the Fund with respect to all classes of shares are calculated in the same manner and at the same time, but dividends on Class A Shares may be lower than dividends on the Class I Shares as a result of class specific fees applicable to Class A Shares. Net realized long-term and short-term capital gains, if any, will be distributed by the Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profit for tax purposes are reported as a tax return of capital.

Notes to Financial Statements (continued)

April 30, 2018

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

The Fund has concluded that there is no tax liability resulting from uncertain income tax positions taken or expected to be taken.

Cash Equivalents

Cash equivalents consist of highly liquid investments, with maturities of three months or less when acquired, and are disclosed as Short-Term Investments in the Schedule of Investments.

Security Transactions

Security transactions are recorded as of the trade date. Realized gains and losses on sales of investment securities are calculated using the identified cost method.

Securities Lending

The Bank of New York Mellon (“BNY Mellon”) serves as the Fund’s securities lending agent. The Fund may lend portfolio securities to certain creditworthy borrowers, including the Fund’s securities lending agent. It is the Fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral in the form of cash and/or high grade debt obligations is maintained at all times. Cash collateral can be invested in certain money market mutual funds which also have exposure to the fluctuations of the market. The Fund receives compensation for lending its securities from interest or dividends earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Fund an amount equal to any dividends or interest received on loaned securities. Lending portfolio securities could result in a loss or delay in recovering the Fund’s securities if the borrower defaults.

The Fund’s security lending activities are governed by a Securities Lending Authorization Agreement (“Lending Agreement”) between the Fund and the lending agent. The Lending Agreement authorizes the lending agent to lend qualifying U.S. and foreign securities held by the Fund to approved borrowers (each a “Borrower”). To mitigate borrower risk, the Fund typically receives from a Borrower, collateral in the form of U.S. dollar cash and/or securities issued or guaranteed by the U.S. Government or its agencies in excess of the market value of the securities loaned. Under the provisions of the Lending Agreement, the Fund shall have, as to the collateral, all of the rights and remedies of a secured party under applicable law. The lending agent is permitted to invest the cash collateral it receives from a Borrower into a money market fund which is subject to market fluctuation. Therefore, the Fund is exposed to risk of loss if the value of invested cash collateral is insufficient to satisfy the Fund’s obligation to return the full amount owed to such Borrower.

In accordance with the Lending Agreement between the Fund and BNY Mellon, the Fund will be indemnified by BNY Mellon in the event of a default by a Borrower.

The securities lending income earned by the Fund is disclosed on the Statement of Operations. The value of loaned securities and related collateral are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

Notes to Financial Statements (continued)

April 30, 2018

As of April 30, 2018, the cash collateral consisted of an institutional money market fund and non-cash collateral consisted of U.S. Treasury Bills, Notes, Bonds, STRIPs and U.S. Treasury Inflation Indexed Notes and Bonds with the following maturities:

Money Market Mutual Fund	U.S. Government Securities
Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total
$5,365,172	$230	$33	$739,895	$740,158

The collateral amount presented is in excess of the securities on loan.

Master Netting Arrangements

In order to better define its contractual rights and to secure rights that will help a fund mitigate its counterparty risk, a fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs over-the-counter derivatives (“OTC”), including forward foreign currency contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

For financial reporting purposes, the Fund does not offset assets and liabilities subject to master netting arrangements or similar arrangements in the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of April 30, 2018, the Fund has transactions subject to enforceable master netting agreements and securities lending transactions.

Total Return Swap contracts are valued at the unrealized appreciation/depreciation of the instrument. Securities segregated as collateral for swap contracts are footnoted within the Fund’s Schedule of Investments and the cash collateral is noted at the end of the Fund’s swap table.

At April 30, 2018 the unrealized appreciation/depreciation for the Fund was zero, reflecting a reset date at year end based on the contractual agreement with Morgan Stanley Capital Services LLC (“Morgan Stanley”) and Bank of America Merrill Lynch (“Merrill Lynch”), the Fund’s counterparties.

As of April 30, 2018, the impact of netting of assets and liabilities and offsetting of collateral pledged or received based on contractual netting provisions in the Lending Agreement are detailed in the following table:

Assets			Liabilities
Gross Amounts Presented in Statement of Assets and Liabilities	Collateral Received	Net Amount	Gross Amounts Presented in Statement of Assets and Liabilities	Collateral Pledged	Net Amount
$5,956,823	$ (5,956,823)[1]	$ —	$ —	$ —	$ —

1	The amount of collateral presented is limited such that the net amount cannot be less than zero.

Investment Income and Expenses

Dividend income is recognized on the ex-date. Interest income is accrued daily. Distributions of realized capital gains by (other than class specific expenses) underlying funds are recorded as realized capital gains on the ex-date. The Fund’s investment income, expenses and unrealized and realized gains and losses are allocated daily between share classes based on the net asset value of that class in relation to the net asset value of the Fund. Class level expenses are allocated to the respective class as incurred. The Fund distributes all or substantially all of its net investment income to shareholders in the form of dividends. Net investment income and net capital gains are typically distributed to shareholders at least annually. Dividends may be declared and paid

Notes to Financial Statements (continued)

April 30, 2018

more frequently to comply with the distribution requirements of the Internal Revenue Code. The expenses of the investment companies in which the Fund invests are not included in the amounts shown as expenses on the Statement of Operations or in the expense ratios included in the financial highlights.

3. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS

Investment Advisory Agreement

The Advisor serves as the investment advisor to the Fund and is an indirect wholly-owned subsidiary of New York Life Investment Management Holdings LLC. Under the Investment Advisory Agreement (“Advisory Agreement”) between the Advisor and the Trust, on behalf of the Fund, the Advisor provides a continuous investment program for the Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of the Fund, subject to the supervision of the Board of Trustees. Pursuant to the Advisory Agreement, the Fund pays the Advisor an advisory fee at an annual rate of 0.95% of the Fund’s average daily net assets. Such fee is accrued daily and paid monthly.

The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, dividends paid on short sales, acquired fund fees and expenses, extraordinary expenses, and payments, if any) to not more than 1.65% and 1.90% of the average daily net assets for the Class I Shares and the Class A Shares, respectively, for the Fund for the twelve months ending April 30, 2018. The expense limitation agreement allows the Advisor to recover reimbursements made to the extent that the Fund’s expense ratios fall below the above indicated expense limitation. The amounts that can be recovered are limited to the difference between the actual expense ratio and the amount of the expense limitation in place at that time. Under the terms of the agreement, the Advisor can only recover such amounts for a period of up to three years after the reimbursement. This agreement can be extended year to year thereafter provided such continuance is specifically approved by a majority of the Independent Trustees.

The expense limitation agreement allows the Advisor to recover reimbursements made to the extent that a Fund’s expense ratios fall below the above indicated expense limitation. The amounts that can be recovered are limited to the difference between the actual expense ratio and the amount of the expense limitation in place at that time. Under the terms of the agreement, the Advisor can only recover such amounts for a period of up to three years after the reimbursement. This agreement can be extended year to year thereafter provided such continuance is specifically approved by a majority of the Independent Trustees of the Trust (“Independent Trustees”).

As of April 30, 2018, the Advisor reimbursed expenses for the Class A and Class I Shares of $44,142 and $29,124 respectively. The amount available for potential future recoupment is as follows: Class A Shares $32,314, expiring April 30, 2020 and Class A and Class I Shares $44,142 and $29,124, expiring April 30, 2021, respectively.

Distribution Agreement (12b-1 Fees)

NYLIFE Distributors LLC (the “Distributor”) serves as the Fund’s distributor. The Board has adopted a Distribution Service Agreement (“Distribution Agreement”) pursuant to Rule 12b-1 under the 1940 Act with respect to the Class A Shares. The Distribution Agreement allows for the payment of services related to the distribution and servicing of shares at a rate of up to 0.25% per annum of the average daily net asset value of the Class A Shares of the Fund.

The Fund was advised by the Distributor that the amount of sales charges retained by the Distributor on sales of Class A Shares was $0 for the year ended April 30, 2018. The Distributor retained CDSCs on redemptions of Class A Shares of $0 for the year ended April 30, 2018. There is no sales charge on Class I Shares.

Notes to Financial Statements (continued)

April 30, 2018

Administrator, Custodian, Transfer Agent and Securities Lending Agent

BNY Mellon serves as the Fund’s administrator, custodian, transfer agent and securities lending agent. Under the Fund Administration and Accounting Agreement with the Trust, BNY Mellon provides necessary administrative, legal, tax, accounting services, and financial reporting for the maintenance and operations of the Trust and the Fund. BNY Mellon is responsible for maintaining the books and records and calculating the daily NAV of the Fund. BNY Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

4. CAPITAL SHARE TRANSACTIONS

As of April 30, 2018, there were an unlimited number of common stock shares at $0.001 par value authorized by the Fund. Investors may purchase or redeem Class A and Class I Shares of the Fund at their NAV, based on the next calculation of NAV after the order is placed. Redemption requests are processed at the next NAV on the effective date of redemption.

5. FEDERAL INCOME TAX

At April 30, 2018, the cost and unrealized appreciation/depreciation of investments, including applicable derivative contracts and other financial instruments as determined on a federal income tax basis were as follows:

Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$45,897,504	$759,143	$(139,645)	$619,498

The differences between book and tax basis cost of investments and net unrealized appreciation/depreciation are primarily attributable to wash sale loss deferrals and nontaxable distributions from regulated investment companies.

At April 30, 2018, the components of undistributed or accumulated earnings/loss on a tax-basis were as follows:

Ordinary Income/(Loss)	Net Capital and Other Gains/(Losses)	Net Unrealized Appreciation	Total Earnings/(Loss)
$388,185	$(2,125,803)	$619,498	$(1,118,120)

The differences between book and tax basis components of net assets are primarily attributable to wash sale loss deferrals and other book and tax differences including swap contracts.

At April 30, 2018, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets as follows:

Undistributed Net Investment Income	Accumulated Capital and Other Gains/(Losses)	Paid-in Capital
$70,877	$(66,997)	$(3,880)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the tax treatment of swap contracts, pass through investments, and net operating losses.

The Fund made no distributions from net investment income or net capital gains for the tax years ended April 30, 2018 and April 30, 2017, respectively.

Notes to Financial Statements (continued)

April 30, 2018

At April 30, 2018, the Fund had net capital loss carryforwards for Federal income tax purposes which are available for offset against future taxable net capital gains. The amounts were determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders until future net capital gains have been realized in excess of the available capital loss carryforwards. These capital loss carryforwards have no expiration.

Utilized in Current Year	Short-Term With No Expiration	Long-Term With No Expiration
$(1,087,533)	$(2,125,803)	$ —

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term investments) for the year ended April 30, 2018 were $87,315,553 and $130,010,154, respectively.

7. DERIVATIVE FINANCIAL INSTRUMENTS TRANSACTIONS

Swap Transactions

A swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the notional positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for total return swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. Such loss could be in excess of the related amounts reflected in the Fund’s Statement of Assets and Liabilities. Total return swaps can give the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. Total return swaps can also be used to replicate an exposure to a short position in an asset class where the Fund has the right to receive the depreciation in value of a specified security, index or other instrument (“inverse swaps”). If the underlying asset in a total return swap declines in value (or increases in value, if an inverse swap) over the term of the swap, the Fund may also be required to pay the dollar value of that decline (or increase, if an inverse swap) to the counterparty.

The value of a total return swap agreement is recorded as either an asset or a liability on the Statement of Assets and Liabilities at the beginning of the measurement period. Segregated securities are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. Daily changes in valuation of total return swaps, if any, are recorded as unrealized appreciation or depreciation on the Statement of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value at least equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted with the fluctuations of the swap value.

During the year ended April 30, 2018, the Fund utilized swaps to affect long and short exposure to several asset classes, including, among others, real estate, domestic equity, international equity, emerging markets equities, investment grade corporate bonds, high yield corporate bonds, convertible bonds, mortgage-backed securities, floating rate notes, preferred securities, emerging market-debt, developed markets currencies, broad commodity indices, precious metals, equity market volatility, and U.S. short-term Treasury bonds. In addition, the

Notes to Financial Statements (continued)

April 30, 2018

Fund employed swaps to leverage the Fund’s portfolio by approximately 25%. Both types of exposures affected by the swaps were consistent with the exposures of the Fund’s Underlying Index. The Fund segregates liquid assets, which may include securities, cash or cash equivalents, to cover the Fund’s daily marked-to-market net obligations under outstanding swap agreements.

Pursuant to documentation governing the Fund’s swap transactions between the Fund and its counterparties, Morgan Stanley and Merrill Lynch, the counterparties have the right to terminate the swaps early in the event that the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). In the event of early termination, the counterparties may require the Fund to pay or receive a settlement amount in connection with the terminated swap transaction. As of April 30, 2018, the Fund has not triggered the conditions under such documentation that will give a counterparty the right to call for an early termination. As of such date, the settlement value of these contracts was approximately equal to the fair value of such contracts.

At April 30, 2018, the fair values of open total return swap contracts were zero and therefore no derivative instruments were reflected on the Statement of Assets and Liabilities. As a result of April 30, 2018 being a swap reset date, the swap values reset to zero and the net unrealized appreciation or depreciation settled through cash and is reflected in net realized gain on swap transactions on the statement of operations.

Transactions in derivative instruments reflected on the Statement of Operations during the year ended April 30, 2018, were as follows:

	Equity Risk	Total
Net Realized Loss
Total Return swap contracts	$(196,503)	$(196,503)
Net Realized Loss	$(196,503)	$(196,503)

For the year ended April 30, 2018, the monthly average notional value of derivatives was as follows:

Monthly Average Volume
Long
Total Return swap contracts	$11,292,835
Short
Total Return swap contracts	$(24,335,958)

8. RISK INVOLVED WITH INVESTING IN THE FUNDS

The Fund is subject to the principal risks described below, some or all of these risks may adversely affect the Fund’s NAV, yield, total return and ability to meet its investment objective. As with any investment, an investment in the Fund could result in a loss or the performance of the Fund could be inferior to that of other investments.

Fund of Funds Risk

The Fund’s investment performance, because it is a fund of funds, depends on the investment performance of the underlying ETFs in which it invests. An investment in the Fund is subject to the risks associated with the underlying ETFs that comprise the Fund’s Underlying Index. The Fund will indirectly pay a proportional share of the fees, if any, of the underlying ETFs in which it invests.

Exchange Traded Vehicle Risk

Unlike an investment in a mutual fund, the value of the Fund’s investment in ETFs, exchange-traded vehicles (“ETVs”), and exchange-traded notes (“ETNs”) is based on stock market prices and the Fund could lose money due to stock market developments, the failure of an active trading market to develop or exchange trading halts or de-listings. Federal law prohibits the Fund from acquiring investment company shares, including shares of ETFs, in excess of specific thresholds unless exempted by rule, regulation or exemptive order. These prohibitions may prevent the Fund from allocating its investments to ETFs in an optimal manner.

Notes to Financial Statements (continued)

April 30, 2018

Index Risk

The Underlying Index may not be successful in replicating the performance of its target strategies. There is a risk that hedge fund return data provided by third party hedge fund data providers may be inaccurate or may not accurately reflect hedge fund returns due to survivorship bias, self-reporting bias or other biases. In constructing the underlying strategies of the Underlying Index, the Advisor may not be successful in replicating the returns of the hedge fund indexes. In addition, the Index may not achieve its objective of producing superior returns to the S&P 500 Index with lower volatility than the S&P 500 Index and a correlation to the S&P 500 Index that is similar to the correlation between the performance of hedge funds (as measured by broad-based hedge fund indexes) and the S&P 500 Index.

Industry Concentration Risk

The Fund will not invest 25% or more of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent that the Underlying Index is concentrated in a particular industry, the Fund also will be concentrated in that industry. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.

Tracking Error Risk

Although the Fund attempts to track the performance of the Underlying Index, the Fund may not be able to duplicate its exact composition or return for any number of reasons.

Total Return Swap Risk

The Fund intends to use total return swaps in several ways to replicate the performance of the Underlying Index. Consequently, the performance of the Fund’s total return swaps will be a significant component of the Fund’s performance. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. Therefore the Fund considers the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying instruments.

Market Risk

The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably.

Long/Short Risk

There is no guarantee that the returns on the Fund’s long or short, if any, positions will produce positive returns, and the Fund could lose money if either or both positions produce negative returns. In addition, the Fund may gain enhanced long exposure to certain securities (i.e., obtain investment exposure that exceeds the amount directly invested in those assets, a form of leverage) and, as a result, suffer losses that exceed the amount invested in those assets.

9. SUBSEQUENT EVENTS

On June 8, 2018, the Board of Trustees of the IndexIQ Trust, upon the recommendation from the Fund’s Advisor approved a proposal to liquidate the Fund pursuant to the terms of a plan of liquidation. After considering all of the information presented to it, the Board concluded that it would be in the best interest of the Fund and its shareholders to liquidate the Fund. The Fund will be liquidated on or about August 10, 2018.

Other than the Fund’s liquidation, management has determined that there were no other material events that would require disclosure in the preparation of these financial statements.

Report of Independent Registered Public Accounting Firm

April 30, 2018

To the Board of Trustees of IndexIQ Trust and Shareholders of IQ Hedge Multi-Strategy Plus Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of IQ Hedge Multi-Strategy Plus Fund (one of the funds constituting IndexIQ Trust, referred to hereafter as the “Fund”) as of April 30, 2018, the related statement of operations for the year ended April 30, 2018, the statement of changes in net assets for each of the two years in the period ended April 30, 2018, including the related notes, and the financial highlights for each of the four years in the period ended April 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2018 and the financial highlights for each of the four years in the period ended April 30, 2018 in conformity with accounting principles generally accepted in the United States of America. The financial statements of the Fund as of and for the year ended April 30, 2014 and the financial highlights for the period ended April 30, 2014 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated June 27, 2014 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopersLLP
New York, New York
June 28, 2018

We have served as the auditor of one or more investment companies in the IndexIQ Complex since 2015.

Board Review of Investment Advisory Agreement (unaudited)

April 30, 2018

The Board (the members of which are referred to as “Trustees”) of the Trust met in person on March 29, 2018, to consider the continuation, for an additional year, of the Advisory Agreement with respect to the IQ Hedge Multi-Strategy Plus Fund (the “Fund”).

In accordance with Section 15(c) of the Investment Company Act of 1940, as amended (“1940 Act”), the Board requested, reviewed and considered materials furnished by the Advisor relevant to the Board’s consideration of whether to approve the continuation of the Advisory Agreement. In connection with considering approval of the continuation of the Advisory Agreement, the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), met in executive session with counsel to the Trust and counsel to the Independent Trustees, who provided assistance and advice. The consideration of the continuation of the Advisory Agreement was conducted by both the full Board and the Independent Trustees, who also voted separately.

During their review and consideration, the Board and the Independent Trustees focused on and analyzed the factors they deemed relevant, including: (1) the nature, extent and quality of the services provided by the Advisor to the IQ Hedge Multi-Strategy Plus Fund (the “Fund”), and the fees to be charged by the Advisor; (2) information concerning the business and operations, compliance program and portfolio management team of the Advisor, (3) the investment performance of the Fund; (4) the costs of the services to be provided and profits to be realized by the Advisor and their affiliates from the relationship with the Trust, including the Expense Limitation Agreement between the Advisor and the Fund; (5) the extent to which economies of scale would be realized as the Fund grows; (6) any benefits derived or to be derived by the Advisor from the relationship with the Trust; and (7) potential conflicts of interest.

In reviewing such factors, the Board relied on certain information, including (1) a copy of the Advisory Agreement and Expense Limitation Agreement; (2) information describing the Advisor and the services provided thereby; (3) information regarding the compliance program and portfolio management team of the Advisor; (4) copies of the Form ADV for the Advisor; (5) memoranda and guidance from legal counsel to the Independent Trustees on the fiduciary responsibilities of trustees, including Independent Trustees, in considering advisory and distribution agreements under the 1940 Act; and (6) materials provided by the Advisor in response to a 15(c) request for information from legal counsel to the Independent Trustees. In addition, the Board was provided data comparing the advisory fees and operating expenses (including acquired fund fees and expenses) of the Fund with expenses and performance of other registered investment companies with similar investment objectives and policies. The Trustees also considered their personal experiences as Trustees and participants in the exchange-traded fund and mutual fund industry, as applicable.

In particular, the Trustees including the Independent Trustees, considered and discussed the following with respect to the Fund:

1.	The nature, extent and quality of the facilities and services provided by the Advisor. The Board reviewed the services that the Advisor provides to the Fund, noting that they had continually reviewed and overseen such services throughout the past year. The Board noted the responsibilities that the Advisor has as the Fund’s investment adviser, including overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio, monitoring Fund compliance with regulatory requirements and Fund objectives and policies, daily monitoring of the portfolio and tracking error, overseeing Fund service providers, obtaining licenses for use of indexes tracked by the Fund, providing officers for the Fund, ongoing reporting to the Board, and the implementation of Board directives as they relate to the Fund.
The Board reviewed the experience, resources, and strengths of the Advisor in managing the Fund and the funds of the IndexIQ ETF Trust and IndexIQ Active ETF Trust. The Board also noted and discussed with the Advisor the resources and additional support and personnel from its parent New York Life Investment Management (NYLIM), which resources enhance and support the work of the Advisor’s officers and staff. The Board also considered the tenure and experience of the personnel at the Advisor providing management and administrative services to the Fund, and noted that the Advisor had hired additional experienced personnel to the management and product development teams during the past year. In addition, the Board considered the ongoing expansion of compliance and distribution/sales personnel that support the Fund and the funds of the IndexIQ ETF Trust and the IndexIQ Active ETF Trust.

Board Review of Investment Advisory Agreement (unaudited)(continued)

April 30, 2018

Based on their consideration and review of the foregoing information, the Board concluded that the Fund was likely to continue to benefit from the nature, quality, and extent of these services, as well as the Advisor’s ability to render such services based on its personnel, experience, operations, and resources.
2.	Comparison of services provided and fees charged by the Advisor and other investment advisers to similar clients, and the cost of the services provided and profits realized by the Advisor from its relationship with the Fund. The Board then compared both the services rendered and the fees paid pursuant to the Investment Advisory Agreement to contracts of other registered investment advisers providing services to similar mutual funds.
In particular, the Board compared the Fund’s advisory fees and expense ratios (including acquired fund fees and expenses) to a subset of peer mutual funds in the Morningstar Multialternative category. It was noted that the Advisor has an expense limitation agreement whereby the Advisor reimburses expenses and/or waives fees that reduce the impact above a set threshold of certain expenses on fund shareholders. The Board reviewed data provided by the Advisor that indicated the Fund’s fees were in the 37th and 63rd percentile, respectively, for the management fee and total fund net expenses.
After comparing the Fund’s fees with those of other funds in the Fund’s respective peer group, and in light of the nature, quality, and extent of services provided by the Advisor and the costs incurred by the Advisor in rendering those services, the Board concluded that the level of fees paid to the Advisor with respect to the Fund are fair and reasonable.
3.	The Advisor’s profitability and the extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale. The Board discussed with the Advisor the costs and profitability of the Advisor in connection with its serving as investment adviser to the Fund, including operational costs. The Board also discussed additional resources that have been made available to the Advisor following its acquisition by NYLIM, including the investment of financial and human resources by NYLIM into the Advisor and additional support to market and distribute the Fund.
The Board discussed the reduction of net assets in the Fund and whether the Fund size would impact the profitability to the Advisor or the scale of other service provider’s fees. The Board determined to continue to monitor the asset levels of the Fund. The Board noted the existence of the Expense Limitation Agreement and its impact on costs to shareholders and profitability of the Advisor.
The Board concluded that the fee was reasonable when considering the asset levels and profitability of the Fund to the Advisor.
4.	Investment performance of the Fund. The Board considered the investment performance of the Fund over various periods. In particular, the Board considered the investment performance of the Fund relative to its stated objectives and the success of the Advisor in reaching such objectives. The Board considered the Fund’s investment performance compared to the benchmark index that the Fund uses for comparison in its prospectus and shareholder reports.
The Board concluded that the investment performance of the Fund, particularly in the context of its benchmark index, supported the approval of the Investment Advisory Agreement.

The Board agreed that it had been furnished with sufficient information, both at the meeting and in its ongoing oversight of the Fund, to make an informed business decision with respect to the Investment Advisory Agreement. Based on the foregoing and such other matters as were deemed relevant, and while no single factor was determinative in the decision, the Independent Trustees concluded that the terms of the Advisory Agreement with the Advisor were reasonable and fair to the Fund and to recommend to the Board the approval of the Advisory Agreement. As a result, the Board determined that the continuation of the Advisory Agreement with the Advisor was in the best interests of the Fund and its shareholders. The Board and the Independent Trustees, voting separately, approved the continuation of the Advisory Agreement for an additional one-year period.

Board of Trustees and Officers (unaudited)

April 30, 2018

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The name, year of birth, address and principal occupations during the past five years for each Trustee and Officer of the Trust is set forth below, along with the other public directorships held by the Trustees.

Independent Trustees

Name and Year of Birth[1]	Position(s) Held with Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee During Past 5 Years
Reena Aggarwal, 1957	Chair Trustee	Since January 2018 Since August 2008	Vice Provost of Faculty (2016 to present), Georgetown University, Robert E. McDonough Professor (2003 to present) and Professor of Finance, McDonough School of Business, Georgetown University(2000 to present); Director, Georgetown Center for Financial Markets and Policy (2010 to present); Co-Chair of Board, Social Innovations and Public Service Fund, Georgetown University (2012 to 2014).	22

Chair of the Board, IndexIQ ETF Trust, IndexIQ Active ETF Trust (2018 to present); Trustee, IndexIQ Trust, IndexIQ Active ETF Trust (2008 to present); FBR & Co. (investment banking) (2011 to 2017); Cohen & Steers (asset management) (2017 to present); Director, Brightwood Capital Advisors, L.P. (private equity investment) (2013 to present)

Michael A. Pignataro, 1959	Trustee	Since April 2015	Director, Credit Suisse Asset Management (2001 to 2012); and Chief Financial Officer, Credit Suisse Funds (1996 to 2013).	22	Trustee, IndexIQ ETF Trust, IndexIQ Active ETF Trust (2015 to present); The New Ireland Fund, Inc. (closed-end fund) (2015 to present)
Paul D. Schaeffer, 1951	Trustee	Since April 2015	President, AlphaHut (dba Aspiring Solution Partners) (financial services consulting) (2013 to present); Executive Advisor, Aquiline Capital Partners LLC (private equity investment) (2014 to present) and Managing Director, Forward Management LLC (asset management) (2010 to 2013).	22	Trustee, IndexIQ ETF Trust, IndexIQ Active ETF Trust (2015 to present); Context Capital Funds (mutual fund trust) (2 Portfolios) (2014 to present); PopTech! (conference operator) (2012 to present)

Board of Trustees and Officers (unaudited)(continued)

Interested Trustee

Name and Year of Birth[1]	Position(s) Held with Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee During Past 5 Years
Kirk C. Lehneis, 1974[4]	Trustee, President and Principal Executive Officer	Since January 2018

Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since September 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay Defined Term Municipal Opportunities Fund, MainStay Funds, MainStay Funds Trust, and MainStay VP Funds Trust (since September 2017); Chief Executive Officer, IndexIQ Advisors LLC (since January 2018); Trustee, President and Principal Executive Officer, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018).

				22	Trustee, IndexIQ ETF Trust, IndexIQ Active ETF Trust (2018 to present)

Other Officers

Name and Year of Birth[1]	Position(s) Held with Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
Kevin M. Bopp, 1969	Chief Compliance Officer	Since January 2017

Chief Compliance Officer, IndexIQ, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2017); Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, and MainStay VP Funds Trust (2010 to 2014), MainStay Defined Term Municipal Opportunities Fund (2011 to 2014). MainStay VP Funds Trust, MainStay Defined Term Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust.

Matthew V. Curtin, 1982	Secretary and Chief Legal Officer	Since June 2015

Secretary and Chief Legal Officer, IndexIQ, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since June 2015), Chief Compliance Officer, IndexIQ, IndexIQ ETF Trust and IndexIQ Active ETF Trust (June 2015 to January 2017); Associate General Counsel, New York Life Insurance Company (since February 2015); Associate, Dechert LLP (2007 to 2015).

Jon H. Zimmerman, 1982	Executive Vice President	Since April 2018

Chief Operating Officer, IndexIQ Trust, IndexIQ Active ETF Trust and IndexIQ ETF Trust (2018 to present); Director, New York Life Investment Management LLC (2015-present); Vice President, Morgan Stanley (2007 to 2015).

Adefolahan Oyefeso, 1974	Treasurer, Principal Financial Officer and Principal Accounting Office	Since April 2018	Vice President of Operations & Finance, IndexIQ Advisors LLC (January 2015 to present); Director of the Fund Administration Client Service Department at The Bank of New York Mellon 2007 to 2015.

1	The address of each Trustee or officer is c/o IndexIQ, 51 Madison Avenue 4th Floor, New York, NY 10010
2	Trustees and Officers serve until their successors are duly elected and qualified.
3	The Funds are part of a “fund complex”. The fund complex includes all open-end funds (including all of their portfolios) advised by the Advisor. As of the date of this SAI, the fund complex consists of the Trust’s fund, the funds of the IndexIQ ETF Trust and those of the IndexIQ Active ETF Trust, advised by the Advisor.

4	Mr. Lehneis is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with the Advisor.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, free of charge by visiting nylinvestments.com/etfs, or by calling (877) 474-6339.

The investment return and value of the Fund’s shares will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus and the statement of additional information include this and other relevant information about the Funds and are available by visiting nylinvestments.com/etfs or by calling 1-877-474-6339. Read the prospectus carefully before investing. The Funds performance that is current to the most recent month-end is available by visiting nylinvestments.com/etfs or by calling 1-877-474-6339. You may obtain a description of the IndexIQ Trust proxy voting, policies, procedures and information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ending June 30 (available by August 31) without charge, upon request, by calling 1-877-474-6339 or by accessing the SEC’s website at sec.gov. Such reports may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund files its complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q is available on the Commission’s web site at sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. IndexIQ® and IQ® are registered service marks of New York Life Insurance Company. New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, New York 10010, provides investment advisory products and services. IndexIQ® is an indirect wholly owned subsidiary of New York Life Investment Management Holdings LLC. ALPS Distributors, Inc. (ALPS) is the principal underwriter of the ETFs, and NYLIFE Distributors LLC is a distributor of the ETFs and the principal underwriter of the IQ Hedge Multi-Strategy Plus Fund. NYLIFE Distributors LLC is located at 30 Hudson Street, Jersey City, NJ 07302. ALPS Distributors, Inc. is not affiliated with NYLIFE Distributors LLC. NYLIFE Distributors LLC is a Member FINRA/SIPC.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has two audit committee financial experts serving on its audit committee, an “independent” Trustee, Reena Aggarwal and Michael Pignataro. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $45,000 for 2018 and $58,710 for 2017.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2018 and $0 for 2017.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2018 and $0 for 2017.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2018 and $0 for 2017.
(e)(1)	Per Rule 2-01(c)(7)(A), the Audit Committee pre-approves all of the Audit, Audit-Related, Tax and Other Fees of the Registrant.

(e)(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	No response required.
(g)	The aggregate non-audit fees billed by the principal accountant for services rendered to the registrant’s investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were (i) approximately $6,800,000 for the fiscal year ended April 30, 2018, and (ii) $5,600,000 for the fiscal year ended April 30, 2017.
(h)	The registrant’s Audit Committee has determined that the non-audit services rendered by the principal accountant for the fiscal year ended April 30, 2018 to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of the principal accountant during the relevant time period.

Item 5. Audit Committee of Listed Registrants.

(a)	The Fund has a designated Audit Committee in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934 (the “Exchange Act”) and the members of such committee are Reena Aggarwal, Michael Pignataro and Paul Schaeffer.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	IndexIQ Trust

By (Signature and Title)*	/s/ Kirk C. Lehneis
Kirk C. Lehneis
(Principal Executive Officer)

Date	July 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kirk C. Lehneis
Kirk C. Lehneis
(Principal Executive Officer)

Date	July 9, 2018

By (Signature and Title)*	/s/ Adefolahan O. Oyefeso
Adefolahan O. Oyefeso
(Principal Financial Officer)

Date	July 9, 2018

* Print the name and title of each signing officer under his or her signature.